                                                                [CONFORMED COPY]

                         FIRST AMENDMENT AND CONSENT
                         ---------------------------

          FIRST AMENDMENT AND CONSENT (this "Consent"), dated as of June 9, 1998, among WESLEY JESSEN VISIONCARE, INC. ("Holdings"), WESLEY-JESSEN CORPORATION (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 19, 1997 and amended and restated as of September 10, 1997 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Agent and the Banks agree to the amendments and grant the consents provided herein, and the Agent and the Banks (subject to the terms and conditions hereof) are willing to agree to such amendments and grant such consent;

          NOW, THEREFORE, it is agreed:

          1. On the Consent Effective Date (as hereinafter defined), the Revolving Loan Commitment of Bankers Trust Company shall be increased from $20,000,000 to $55,000,000, and in connection therewith, the Borrower shall in coordination with the Agent and the Banks repay outstanding Revolving Loans of certain Banks, and, if necessary, incur additional Revolving Loans from other Banks, in each case so that the Banks participate in each Borrowing of Revolving Loans pro rata on the basis of the Revolving Loan Commitments (after giving effect to this Consent). It is hereby agreed that any breakage costs incurred by the Banks in connection with the repayment of Revolving Loans contemplated by this Section 1 shall be for the account of the Borrower. On the Consent Effective Date, Annex I to the Credit Agreement shall be deemed amended to read as set forth in Annex I hereto to give effect to the foregoing.

          2.   Notwithstanding anything to the contrary contained in Section
8.06 of the Credit Agreement, in addition to any other Dividends permitted under such Section, (a) at any time and from time to time Holdings may redeem or purchase shares of Holdings Common Stock, provided that the aggregate amount expended by Holdings to redeem or purchase such Holdings Common Stock pursuant to this Consent shall not exceed $35,000,000, and (b) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings so long as the cash proceeds thereof are promptly used by Holdings for the purpose described in clause (a) above.

          3. In order to induce the Agent and the Banks to enter into this Consent, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Consent Effective Date (as defined below) both before and after giving effect to this Consent and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the date hereof and on the Consent Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          4. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          5. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Agent.

          6. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. This Consent shall become effective on the date (the "Consent Effective Date") when each of the following conditions precedent have been satisfied:

               (a) each of Holdings, the Borrower, the Required Banks and Bankers Trust Company shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent;

               (b) the Borrower shall have delivered to Bankers Trust Company a new Revolving Note reflecting its increased Revolving Loan Commitment, which Note shall be issued in exchange for the Revolving Note currently held by Bankers Trust Company; and

               (c) the Borrower shall have delivered to the Agent a certified copy of resolutions duly adopted by the Borrower authorizing the increase in the Total Revolving Loan Commitment contemplated by this Consent.

          8. From and after the Consent Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      ***

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.


                               WESLEY JESSEN VISIONCARE, INC.

                               By: /s/ Edward J. Kelley
                                   ----------------------------------------
                               Name: Edward J. Kelley
                               Title: Vice President and Chief Financial Officer



                               WESLEY JESSEN CORPORATION

                               By: /s/ Edward J. Kelley
                                   ----------------------------------------
                               Name: Edward J. Kelley
                               Title: Vice President and Chief Financial Officer



                               BANKERS TRUST COMPANY,
                                 individually and as Agent

                               By: /s/ Mary Kay Coyle
                                   ----------------------------------------
                                   Name: Mary Kay Coyle
                                   Title: Managing Director



                               THE FIRST NATIONAL BANK OF CHICAGO

                               By: /s/ Kevin L. Gillen
                                   ----------------------------------------
                                   Name: Kevin L. Gillen
                                   Title: Vice President



                               FLEET NATIONAL BANK

                               By: /s/ Kerry McElhiney
                                   ----------------------------------------
                                   Name: Kerry McElhiney
                                   Title: Vice President

                                      HARRIS TRUST AND SAVINGS BANK


                                      By: /s/ Richard Michalik
                                          -------------------------------------
                                          Name:  Richard Michalik
                                          Title: Vice President


                                      LASALLE NATIONAL BANK


                                      By: /s/ Shonagh Aylsworth
                                          -------------------------------------
                                          Name:  Shonagh Aylsworth
                                          Title: First Vice President


                                      NATIONAL BANK OF CANADA


                                      By: /s/ Thomas W. Buda, Jr.
                                          -------------------------------------
                                          Name:  Thomas W. Buda, Jr.
                                          Title: Assistant Vice President


                                      By: /s/ Jonathan M. Millard
                                          -------------------------------------
                                          Name:  Jonathan M. Millard
                                          Title: Assistant Vice President


                                      SOCIETE GENERALE


                                      By: /s/ John J. Wagner
                                          -------------------------------------
                                          Name:  John J. Wagner
                                          Title: Vice President

                                  BANK POLSKA KASA OPIEKI, SA

                                  By: /s/ William A. Shea
                                  ----------------------------------------------
                                  Name: William A. Shea
                                  Title: Vice President & Senior Lending Officer

                                                                         ANNEX I

                                 LIST OF BANKS


                                                    Revolving Loan
            Bank                                    Commitment
            ----                                    --------------
            Bankers Trust Company                     $ 55,000,000
            Bank Polska Kasa Opieki, SA               $  5,000,000
            The First National Bank of Chicago        $ 22,000,000
            Fleet National Bank                       $ 20,000,000
            Harris Trust and Savings Bank             $ 20,000,000
            Societe Generale                          $ 20,000,000
            LaSalle National Bank                     $ 16,000,000
            National Bank of Canada                   $ 12,000,000
                                                    ---------------

            Total                                     $170,000,000